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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 30, 1998
                                                -----------------------


                     COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


New Jersey                         0-27832                       22-2603175
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

320 Grand Avenue   Englewood, New Jersey               07631
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (201) 541-9393
                                                  ---------------------

                                     N/A
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        (Former name or former address, if changed since last report.)




PLEASE ADDRESS ALL CORRESPONDENCE TO:  Mark Gasarch, Esq.
                                       40 West 57th Street
                                       33rd Floor
                                       New York, New York 10019

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ITEM 5.  OTHER EVENTS

On July 30, 1998, following shareholder approval, the Company amended its Restated Certificate of Incorporation to increase its number of authorized common shares, no par value, from 50,000,000 to 100,000,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) -  none

(c) Exhibits   3.1 -  Certificate of Amendment to Restated Certificate of
                      Incorporation







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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 11, 1998

                                       COMPOST AMERICA HOLDING COMPANY, INC.
                                       (Registrant)

                                       By: /s/ Roger E. Tuttle
                                          ----------------------------------
                                          Roger E. Tuttle, President
                                          (Principal Executive Officer)